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                                                                    Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITOR



To the Board of Directors and Stockholders of AmerUs Life Holdings, Inc.

Ladies and Gentlemen:

     We consent to the use of our report incorporated by reference in this Registration Statement on Form S-3 of AmerUs Life Holdings, Inc.


                                                  /s/ KPMG Peat Marwick LLP
                                                  -------------------------

Des Moines, Iowa
February 19, 1999